Prospectus Supplement	227956 9/05

dated August 31, 2005 to:

PUTNAM HIGH YIELD ADVANTAGE FUND

Prospectuses dated March 30, 2005

In the section "Who manages the fund?" the information under the sub-heading "Investment management teams" is replaced with the following:

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over the last five years is shown.

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years
Paul Scanlon	2002	Putnam Management 1999-Present	Team Leader, U.S. High Yield Previously, Portfolio Manager; Analyst
Portfolio Members	Joined Fund	Employer	Positions Over Past Five Years
Norman Boucher	2005 (Also served from 2002-2004)	Putnam Investments Limited 1998-Present	Portfolio Manager Previously, Trader; Analyst
Geoffrey Kelley	2005	Putnam Management 1994-Present	Portfolio Manager Previously, Quantitative Portfolio Specialist
Robert Salvin	2005	Putnam Management 2000-Present	Portfolio Manager, Previously, Analyst; Equity Capital Market Specialist

In the section “Who manages the fund?" the information under the sub-heading “Fund ownership” is replaced with the following:

Fund ownership.  The table below shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

N/A indicates the individual was not a Portfolio Member as of the fund’s fiscal year end.  Mr. Boucher, Mr. Kelley and Mr. Salvin did not own fund shares as of July 31, 2005.